Exhibit 99.1

Vivus ® A Pharmaceutical Company

Safe Harbor Statement Certain statements in this presentation are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words such as "anticipate," "believe," "forecast," "estimate," "expect," "intend," "likely," "may," "plan," "potential," "predict," "opportunity" and "should," among others. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, our lack of commercial experience with Qsymia in the U.S.; the timing of initiation and completion of the clinical studies required as part of the approval of Qsymia by the United States Food and Drug Administration, or FDA; the response from the FDA to the data that VIVUS will submit relating to post-approval clinical studies; the impact of the indicated uses and contraindications contained in the Qsymia label and the REMS requirements; the impact of distribution of Qsymia through a certified pharmacy network; that we may be required to provide further analysis of previously submitted clinical trial data; our response to questions and requests for additional information including additional pre-clinical or clinical studies from the European Medicines Agency, or EMA, and the Committee for Medicinal Products for Human Use, or CHMP, of the Marketing Authorization Application, or MAA, for Qsymia; our ability to successfully commercialize or establish a marketing partnership for avanafil, which will be marketed in the U.S. under the name Stendra, or our partner's ability to obtain and maintain regulatory approval to manufacture and adequately supply avanafil for commercial use; our history of losses and variable quarterly results; substantial competition; risks related to the failure to protect our intellectual property and litigation in which we may become involved; uncertainties of government or third party payer reimbursement; our reliance on sole source suppliers; our limited sales and marketing and manufacturing experience; our reliance on third parties and our collaborative partners; our failure to continue to develop innovative investigational drug candidates and drugs; risks related to the failure to obtain FDA or foreign authority clearances or approvals and noncompliance with FDA or foreign authority regulations; our ability to demonstrate through clinical testing the safety and effectiveness of our investigational drug candidates; the timing of initiation and completion of clinical trials and submissions to foreign authorities; the volatility and liquidity of the financial markets; our liquidity and capital resources; and our expected future revenues, operations and expenditures. As with any pharmaceutical in development, there are significant risks in the development, the regulatory approval, and commercialization of new products. There are no guarantees that our response to the CHMP's 180-day list of outstanding issues and subsequent meetings and communications will be sufficient to satisfy the CHMP's safety concerns, that the foreign authorities will not require us to conduct any additional prospective studies or retrospective observational studies, or that any product will receive foreign regulatory approval for any indication or prove to be commercially successful. VIVUS does not undertake an obligation to update or revise any forward-looking statements. Investors should read the risk factors set forth in VIVUS' Form 10-K for the year ending December 31, 2011, and periodic reports filed with the Securities and Exchange Commission. 2

Agenda Leland Wilson, CEO General Update Manufacturing Timothy Morris, SVP and CFO Q2 Results Intellectual Property Barbara Troupin MD, VP Qsymia REMS and Label Mike Miller, SVP and CCO US Launch of Qsymia 3

Company Update Two FDA Approvals Qsymia™ Approved by FDA on July 17, 2012 Presently manufacturing launch quantities at Catalent Launch in Q4 2012 Executed CSO agreement with PDI CHMP oral hearing scheduled September 2012 STENDRA™ Approved by FDA on April 29, 2012 Partnering discussions underway MTPC Amendment executed MAA submission under review 4

Qsymia Supply Chain in Place API Supplier: ScinoPharm Leading API manufacturer with >1000 DMF Registrations Manufacturing topiramate API Excellent FDA track record since 2007 Manufacturer: Catalent Pharma Solutions 75 years of pharmaceutical experience 30 facilities in 5 continents Distributor: Cardinal Health Leading 3PL for pharmaceutical industry 5

Commercial Manufacturing Prepared for Launch Catalent Pharma Solutions – Headquarters in Somerset, NJ Catalent has a proven track record Manufactures many of the most Rx’d drugs Supplied Qsymia since beginning of Phase 3 clinical trials Capacity sufficient to meet commercial demand Manufacturing of launch quantities underway 6

MTPC Amendment Executed August 7, 2012 Transfers manufacturing rights to VIVUS Adds an additional six months to the timing requirements for a major market launch Expands field of use for avanafil in all indications 7

Q2 Results & IP Timothy E. Morris Senior Vice President and CFO 8

Second Quarter 2012 Financial Update Cash and investment balance 6/30/2012: $310 million Q2 Net Loss: $24 million First half 2012 cash used in operations: $37 million Headcount (FTE and FT consultants) July 31: 107 9

Planned Investor Relations Events UBS Biotech Summer Conference, San Francisco Stifel Nicolaus Healthcare Conference 2012, Boston Citi Biotech Day, Boston BioCentury NewsMakers in the Biotech Industry, New York Morgan Stanley Global Healthcare Conference, New York Rodman & Renshaw Global Investment Conference, New York Bank of America Global Healthcare Conference, London 10

Qsymia Protected by Issued Patents VIVUS has issued patents that protect Qsymia into 2020 4 issued US Patents, 166 claims EP patent-validated in 19 countries Patents in Canada and Australia Pending patents in the US, Europe, Asia and elsewhere should provide additional protection, if granted Market exclusivity in the EU for 10 years outside of any patent protection Lifecycle plan in development seeking to extend product life beyond 2020

Strong Patent Position Validity The Shank and McElroy references were considered by the USPTO during prosecution The presumption is that the issued claims are valid in view of these references The burden is high for a 3rd party to challenge validity based on references the PTO already considered Freedom to operate We have considered both the Shank and McElroy patents with respect to our products We are comfortable with our freedom to operate and believe we have a path to successful Qsymia commercialization

Qsymia REMS and Package Insert Barbara Troupin, MD, MBA Vice President, Scientific Communication and Risk Management 13

Qsymia Risk Evaluation and Mitigation Strategy Goal Inform prescribers and female patients of childbearing potential about the risk, the importance of pregnancy prevention and the need to minimize fetal exposure Components Medication Guide (patient focused labeling) Elements to Assure Safe Use (ETASU) Healthcare Provider (HCP) Training Certified Pharmacies Timetable for Assessments 6 months, 12 months, annually thereafter 14

REMS ETASU – Healthcare Provider Training HCP Education and Training VIVUS will ensure HCPs are offered training on Qsymia Training Program available online and in hard copy Takes about 15-20 minutes to complete online VIVUS will maintain a database of trained HCPs The data base will be compared to prescriber level prescription data provided by Certified Pharmacies Not yet trained HCPs will be contacted via emails over a 3 month period, after first prescription, to offer training 15

REMS ETASU – Certified Pharmacies Certified Home Delivery Pharmacy Network Qsymia will only be distributed to Certified Home Delivery Pharmacies for launch Unable to resell or distribute Qsymia outside of the certified pharmacy network Must dispense Med Guide and patient brochure with every prescription Must train pharmacy staff on REMS requirements Pharmacies must maintain databases of REMS-required prescriber level Rx data and make available to VIVUS Approval letter included request for REMS Modification to broaden pharmacy network to include retail Will submit REMS Modification request prior to launch 16

What Elements are not in the Qsymia REMS? It does not have a patient registry It does not require any type of patient enrollment There are not “hard stops” for the ability to prescribe and dispense Pregnancy tests are recommended and not required; so no pharmacy lockout and no stipulations on prescription dispensing relative to pregnancy test Monitoring of patients is recommended but is not a “hard stop” for prescribing Topiramate, for epilepsy and migraine prevention, does not have a REMS requirement and is not included in the Qsymia REMS 17

Qsymia Approved Indication For use as an adjunct to a reduced calorie diet and increased physical activity for chronic weight management in adults with BMI of 30 (obese) or 27 or greater (overweight) with at least one weight related co-morbidity such as hypertension, type 2 diabetes, or dyslipidemia Contraindications include pregnancy, glaucoma, hyperthyroidism, patients receiving MAOIs (within 14 days) or in patients with hypersensitivity to phentermine or topiramate 18

Tolerability and Safety Warnings and precautions include increased risk of orofacial clefts in infants exposed in first trimester of pregnancy, increase in resting heart rate, mood changes including depression, cognitive impairment, acute angle glaucoma, and metabolic acidosis Most common side effects include paraesthesia, dizziness, insomnia, constipation and dry mouth Drop out due to AEs in clinical studies was 11.6% to 17.4% for Qsymia vs. 8.4% for placebo 19

Dosing and Administration Once daily in the morning with or without food Start with Qsymia 3.75 mg/23 mg - 14 days Increase to Qsymia 7.5 mg/46 mg – 12 weeks <3% weight loss, discontinue or escalate the dose To escalate: Increase to Qsymia 11.25 mg/69 - 14 days Qsymia 15 mg/92 mg – 12 weeks <5% weight loss, discontinue 84% of patients on Qsymia 7.5 mg/46 mg for 12 weeks achieved > 3% weight loss 89% of patients on Qsymia 15 mg/92 mg for 28 weeks achieved > 5% weight loss 20

Two Simple Ways to Rx Qsymia for Patients 1. HCP can complete the Qsymia Rx form and fax to the patient’s home delivery pharmacy of choice 2. HCP hands Rx to patient and patient calls pharmacy of choice for fulfillment The Qsymia Certified Home Delivery Pharmacy Network (with contact information and forms) will be available on www.Qsymia.com and in all HCP and patient materials 21

Qsymia US Launch Plan Michael P. Miller Senior Vice President and Chief Commercial Officer 22

Obesity is Headline News 23 *Number of stories in major news and business publications from January through June 2012 Source: Dow Jones Factiva “ American May Be Fatter Than We Think, Study Says” –TIME 4/03/12 “ Doctors should screen patients for obesity” –Reuters 6/26/12 “ Rates of Obesity and Severe Obesity to Climb by 2030—Study” –Wall Street Journal 5/07/12 “ Global Obesity, Hypertension Rates Rise, WHO Says” –Bloomberg 5/16/12

Qsymia Interest Very significant media coverage of approval Almost 500,000,000 impressions based on print, online, broadcast and social media since approval Qsymia website “live” at approval In July, over 91,000 unique visitors to www.Qsymia.com Almost 13,000 have registered for more information on the product 87% identified themselves as patients 12% were HCPs Less than 1% were media or investors Qsymia HCP Training “live” at approval at www.QsymiaREMS.com with several hundred HCPs completed to date 24

Qsymia – Key Messages First pharmacotherapy with the proven potential of allowing patients to achieve and maintain >10% weight loss For completers in pivotal studies, categorical weight loss after one year of tx was 64% at >10%, and 43% at >15% with top dose Shown to be well tolerated in clinical trials Multiple strengths Simple, once-daily dosing 25

Pivotal 1-Year Studies: Co-Primary Endpoints (ITT LOCF at Week 56) *p<0.0001 vs placebo; ‡p<0.002 vs. low/mid dose Placebo Qsymia Top * * * ‡ * ‡ * * ‡ * * ‡ FDA efficacy threshold Patients with > 5% Weight Loss Weight Loss, % EQUIP CONQUER EQUIP CONQUER 26

* *‡ Pivotal 1-Year Studies: Weight Loss Over Time (Observed Data) * *‡ 56 ITT-LOCF Qsymia Top Qsymia Mid Qsymia Low Placebo 56 ITT-LOCF EQUIP CONQUER Time (Week) Time (Week) All observed data; *p<0.0001 vs placebo; ‡p<0.0001 vs. Qsymia Mid or Low 27

Pivotal Studies Published in Top Tier Journals 28 Lancet Obesity American Journal of Clinical Nutrition

Healthcare Provider Strategies at Launch Generate awareness of Qsymia Convert currently written weight loss prescriptions (in appropriate patients) with specialists Educate PCPs on the importance of treating obesity Provide tools to providers to help counsel and engineer successful new starts 29

Healthcare Provider Marketing Launch Tactics Direct Mail Announcement Letter – Physicians and Medical Societies Journal Advertising Now Approved Branded Launch Ad – Upon Product Availability Digital Marketing Qsymia Website Qsymia Webcasts Medical Site Promotion Qsymia Video Education Downloadable Patient Educational Materials Medical Society Meetings Convention Booth Convention Advertising Sales Force Support Qsymia Detail Aid (print & iPad) Qsymia Titration Card Back office mgmt kit Obesity counseling tool Patient brochure/ waiting room brochure Medical Education Qsymia Speakers Bureau Qsymia Slide Set Speakers Resource Portal 30

Patient Strategies at Launch Create awareness of the approval of new and effective prescription product for obesity Elevate health risks of obesity beyond cosmetic treatment Facilitate meaningful discussions with HCP Engineer patient success and compliance with tools and support 31

Patient Marketing Tactics at Launch Public Relations Obesity Epidemic and Co-morbidities Qsymia availability Qsymia Patient Support Program Support Program Website Educational Tips – Email Progress Tracking Downloadable Applications Educational Video Segments Patient Database Digital Marketing Qsymia Website Patient Education Area Health Site Promotion/ Partnerships Disease State Education Social Media Unbranded Banner Advertising Health Links 32

Marketing, Market Access and Medical Talent Acquisition In last six months, 50 new hires into Commercial and Medical Affairs 33 Amgen Amylin Bristol-Myers Squibb Daiichi-Sankyo Dendreon Elan Gilead GlaxoSmithKline lpsen Johnson & Johnson Lilly Merck Novartis Novo Nordisk Roche Genentech Sanofi Takeda Tap Medlmmune Astra Zeneca

Prescriber Target Identification for Launch Source: IMS Health, 2012 34

25K Targets by Specialty and Prioritization Targeting scheme prioritizes for current volume and opportunity, early adopters and affiliation efficiencies 35

Sales Force Deployment Sales Management Team are VIVUS employees National Sales Director 2 Regional Sales Directors Director, Sales Training Director, Sale Operations 16 District Managers 150 Territory Representatives PDI Partnership Recruited PCP Sales Reps with Cardio-Metabolic Experience in those geographies 134 offers (out of 150) extended and 114 accepted 36

Unlike Bariatric Surgery, Insurance Coverage of Drugs to Treat Obesity is Not Widely Available at Present Medicare Part D Pharmacological agents used for weight loss are an excluded category, even if used for a non-cosmetic purpose (i.e., severe obesity) Medicaid States have the option of providing coverage for pharmacological agents used for weight loss; currently ten states Private Payers Approximately one-third of prescriptions for weight management drugs are currently reimbursed 37 1Lee et al. Coverage of Obesity Treatment: A State-by-State Analysis of Medicaid and State Insurance Laws. Pub Health Rep 2010.

Future Coverage Potential Commercial Payers: “On the cusp of addressing a policy change” Payer’s indicate that Qsymia’s approval will push Plans/PBMs to consider formulary placement, most predicted a policy decision within 6 – 12 months Employers: “Already addressing obesity and wellness in the workplace” Recent employer advisory input suggests that obesity is not ideally addressed in already existing wellness programs Medicare Part D Pursue legislative and federal policy changes in an attempt to remove the statutory exclusion for the entire category of drugs indicated for chronic weight management 38

Key Payer/Employer Launch Activities Qsymia approval notifications being sent to Plan/PBM Medical Directors and Pharmacy Directors, Business Health Coalition Executive Directors, and State Medicaid Directors AMCP Dossier will be available to fulfill unsolicited payer requests by mid-August Seasoned group of National Account Managers will begin calling on target accounts with an educational focus on the health impacts/costs of obesity Pharmacoeconomic research is underway for publication to support the value proposition of Qsymia 39

Qsymia Certified Home Delivery Pharmacy Network In final stages of contracting with large, nationally known Mail Order and PBM pharmacies CVS Express Scripts Kaiser Walgreens Walmart Names as presented at the February FDA Advisory Committee 40

Significant Barriers to Off-label Generic Prescribing FDA approved REMS and category X label Primary research with specialists and PCPs indicated this strongly discourages off-label prescribing of generics Concerns for liability Quantitative research indicates generic phentermine Rx’ing (with and without topiramate) will decline after availability of Qsymia No true equivalent Comparable ER formulation or dosage strengths not available No longer have QD dosing convenience or simplicity No switching at Certified Home Delivery Pharmacies 41

Commercial Timeline KOL Identification and Advocacy Development PIII Publication Planning Government Relations Strategy Development Market Assessment Current Landscape and Potential Barriers Define key customer groups Initial Product Perceptions Pharmacoeconomic Planning Brand Development Core Value Positioning Messaging Strategic Plan Concept Development Hallmark Creation Color, Typeface, Logo, Tagline Hire Core Launch Team Expanded Advocacy Development PIII Secondary Publication Planning and Submissions CME Support Marketing Campaign Creation of Tactical Promotional Programs Concept and Message Testing Pricing Research Commercial Build Up Expanded PR Efforts Implementation of Pharmacoeconomic Plan Training Materials Development Call Audience Deciling and Targeting Public policy efforts Product Promotion Program Implementation and Tracking Final Phase IV Program Deploy Employer and Payer Tactics Hire sales management team CSO selection CME Initiatives to PCP Obesity Awareness Campaign Patient Support Program Promotion Effectiveness Measurements 42 2009 2010 2011 Launch Q4 2012 Vivus

Vivus A Pharmaceutical Company